UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

AVINGER, INC.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 08, 2018 AVINGER, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 09, 2018 Date: June 08, 2018 Time: 1:00 PM PDT Location: 400 CHESAPEAKE DRIVE REDWOOD CITY, CA 94063 AVINGER, INC. 400 CHESAPEAKE DRIVE  REDWOOD CITY, CA 94063 You are receiving this communication because you hold shares in the above named company. This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important  information contained in the proxy materials before voting. 0000381156_1 R1.0.1.17 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will
NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods 0000381156_2     R1.0.1.17 Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares. Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. To elect One Class III director to serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualified. Nominees A.  James G. Cullen  The Board of Directors recommends you vote FOR the following proposals: 2.  To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. 3. To approve an amendment to the Avinger, Inc. 2015 Equity Incentive Plan to increase the shares reserved for issuance under the plan. 4. To approve the potential issuance of shares of greater than 19.99% of our outstanding common stock upon conversion of our Series A Preferred Stock, in compliance with Nasdaq Stock Market Rule 5635(d). NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. 0000381156_3     R1.0.1.17

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